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                                                                   EXHIBIT 10.19

                                 -1-

                             ASSIGNMENT AGREEMENT
                             --------------------

     THIS AGREEMENT made effective as of the 1st day of November, 1997,

BETWEEN:

          PINNACLE OIL INTERNATIONAL, INC., (hereinafter referred to as "Assignor")

                                    - and -

          PINNACLE OIL CANADA INC., (hereinafter referred to as
          "Assignee")


     WHEREAS the Assignor, Assignee and the third party listed in Schedule "A" (the "Third Party") are parties to the joint venture agreement as described in Schedule "A" (the "Joint Venture Agreement");

     AND WHEREAS the Assignor wishes to assign to the Assignee all of the Assignor's right, title, interest and estate in and to the Joint Venture Agreement pertaining to operations in Canada;

     NOW THEREFORE in consideration of the mutual covenants and agreements herein set forth, the parties hereto mutually covenant and agree as follows:

1. The Assignor hereby assigns, transfers, sets over and conveys to the Assignee, effective as of the 1st day of November, 1997, (the "Effective Date"), all of its right, title, interest and estate in and to the Joint Venture Agreement pertaining to operations in Canada (the "Assigned Interest"), TO HAVE AND TO HOLD the same unto the Assignee for the Assignee's sole use and benefit absolutely from and after the Effective Date.

2. The Assignee hereby accepts the within assignment and covenants and agrees with the Assignor that it shall be bound by, observe and perform the covenants, duties and obligations contained in the Joint Venture Agreement and to be observed and performed by the Assignor, to the extent that such covenants, duties and obligations relate to the Assigned
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                                      -2-

Interest and to a period, or arise, as the case may be, on or after the Effective Date, it being the intent and purpose that the Assignee shall to the extent of the Assigned Interest be a party thereto in the place and stead of the Assignor from and after the Effective Date.

3. Notwithstanding the assignment of the Assigned Interest to the Assignee, the Third Party need only look to the Assignor for performance of the duties and obligations of the Assignee pursuant to the Joint Venture Agreement.

4. Nothing herein contained shall be construed as a release of the Assignor from any obligation or liability under the Joint Venture Agreement.

5. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

           IN WITNESS WHEREOF the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                       PINNACLE OIL INTERNATIONAL, INC.


                                       By:    /s/ R. Dirk Stinson
                                             -----------------------------

                                       Its:  _____________________________



                                       PINNACLE OIL CANADA INC.


                                       By:    /s/ R. Dirk Stinson
                                             -----------------------------

                                       Its:  _____________________________
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                                 SCHEDULE "A"

                                  THIRD PARTY
                                  -----------


                            Renaissance Energy Ltd.


                            JOINT VENTURE AGREEMENT
                            -----------------------

SFD Survey Agreement dated November 1, 1997 between Pinnacle Oil International, Inc. and Renaissance Energy Ltd.